                                                                    EXHIBIT 99.1

Company Contact:                           Contact:
Gary J. Dailey                             Gene Marbach and Ting Mei Chong
Vice President, Finance                    Investor Relations
Everlast Worldwide Inc.                    Makovsky & Company Inc.
212-239-0990                               212-508-9600

           EVERLAST WORLDWIDE INC. REPORTS FIRST QUARTER 2004 RESULTS

                     NET REVENUES GROW 16% TO $16.2 MILLION

OPERATING INCOME INCREASES 131% TO $1 MILLION; EBITDA RISES 77% TO $1.4 MILLION

            NEW YORK,  New  York,  May 03,  2004 -  Everlast(R)  Worldwide  Inc.
(Nasdaq:  EVST),  manufacturer,  marketer  and  licensor of  sporting  goods and apparel under the Everlast brand name, today reported its financial  results for the first quarter ended March 31, 2004 of fiscal 2004.

            Net sales were  $14.1  million,  representing  an  increase  of $1.7 million,  or 14% over the 2003  corresponding  period.  Net  licensing  revenues increased  26% to $2.1  million.  Combined,  net  revenues  were  $16.2  million representing  an increase of 16%, or $2.2 million over the 2003 period.  For the quarter,  the Company achieved  operating  income of $1 million,  an increase of
131%, while EBITDA  increased to $1.4 million,  representing a 77% increase over the 2003 comparable  period.  Net income  available to common  stockholders  was
$188,000,  $0.06 per basic share, as compared to $16,000, $0.01 per basic share, in 2003.

            "As you can see from these first quarter results,  our balance sheet and results of operations are  displaying  the benefits from the  initiatives we took in 2003 and early 2004, which include the Bronx, New York facility closure, the  preferred  stock  redemption  refinance,  the  signing of new and  exciting licensing  deals,  along with the progress of our brand building  strategy which facilitated our strong operating  results and double digit increases in sales of our apparel and sporting goods businesses," said George Q Horowitz, Chairman and
Chief Executive of Everlast Worldwide Inc.

                                    - more -

Page two

Mr. Horowitz concluded,  "After reporting very solid first quarter 2004 results,
I am optimistic about the remainder of 2004. I expect revenues for our licensing and apparel businesses to continue to grow and that our company will continue to benefit from the cost containment  initiatives resulting from our sporting goods manufacturing facility  consolidation.  We will remain focused on developing new merchandising and marketing strategies to further increase brand awareness."

ABOUT EVERLAST WORLDWIDE INC.
Everlast  Worldwide Inc.  manufactures  markets and licenses  sporting goods and apparel  products under the Everlast brand name.  Since 1910,  Everlast has been the  preeminent  brand in the  world of boxing  and is among  the most  dominant brands in the overall  sporting goods and apparel  industries.  Over the past 90 years, Everlast products have become the "Choice of Champions(TM)",  having been used for training and  professional  fights by many of the biggest  names in the sport.  Everlast is the market  leader in nearly all of its product  categories, responsible for leading eight of the top ten boxing equipment products in sales.
Through its apparel  division,  Everlast  men's and women's active wear products are sold to over  20,000  retail  locations  throughout  the  United  States and
Canada,  including a variety of department  stores,  specialty  stores,  catalog operations and better mass merchandisers. In addition to producing and marketing the equipment and  accessories,  Everlast  Worldwide Inc.  licenses its brand to providers  of men's and women's  sportswear  and active wear,  children's  wear, footwear, watches, cardiovascular exercise equipment and gym/duffel bags. At the retail  level,  Everlast's  licensed  products  generate  over $600  million  in revenues. The company's Web site can be found at http://www.everlast.com.

Statements  made in this  Press  Release  that are  estimates  of past or future performance  are based on a number of factors,  some of which are outside of the
Company's  control.  Statements  made in  this  Press  Release  that  state  the intentions, beliefs, expectations or predictions of Everlast Worldwide, Inc. and its management for the future are forward-looking statements. It is important to note that actual results could differ  materially  from those  projected in such forward-looking  statements.  Information  concerning  factors  that could cause actual results to differ materially from those in forward-looking  statements is contained  from time to time in  filings  of  Everlast  Worldwide  with the U.S.
Securities and Exchange  Commission.  Copies of these filings may be obtained by contacting Everlast Worldwide or the SEC

                                      # # #
                                 (Tables Follow)

                   EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                          Three Months Ended
                                                                                March 31,
                                                                  ---------------------------------
                                                                       2004               2003
                                                                       ----               ----
                                                                   (Unaudited)         (Unaudited)

Net sales                                                          $ 14,095,093      $ 12,355,283
Net license revenues                                                  2,076,217         1,648,838
                                                                   ------------      ------------
Net revenues                                                         16,171,310        14,004,121
                                                                   ------------      ------------

Cost of goods sold                                                   10,698,362         8,920,042
                                                                   ------------      ------------

Gross profit                                                          5,472,948         5,084,079

Operating expenses:
    Selling and shipping                                              2,506,547         3,036,444
    General and administrative                                        1,737,641         1,386,864
    Amortization                                                        228,168           228,168
                                                                   ------------      ------------
                                                                      4,472,356         4,651,476
                                                                   ------------      ------------

Income from operations                                                1,000,592           432,603
                                                                   ------------      ------------

Other income (expense):
  Interest and financing costs                                         (393,732)         (236,912)
  Interest expense on redeemable participating preferred stock         (150,112)             --
  Investment income                                                       4,284            12,347
                                                                   ------------      ------------
                                                                       (539,434)         (224,565)
                                                                   ------------      ------------

Income  before provision for income taxes                               461,032           208,038

Provision  for income taxes                                             273,337           175,360
                                                                   ------------      ------------

Net income                                                         $    187,695      $     32,678
                                                                   ============      ============

Redeemable preferred stock dividend                                        --              17,100
                                                                   ------------      ------------

Net income available to common stockholders                        $    187,695      $     15,578
                                                                   ============      ============

Basic earnings  per share                                          $       0.06      $       0.01
                                                                   ============      ============

Supplementary Information:
EBITDA (Earnings before interest, taxes,
   depreciation and amortization)                                  $  1,419,391      $    803,358
                                                                   ============      ============

                   EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                                        March 31,       December 31,
                                                                          2004              2003
                                                                      ------------      ------------

ASSETS

Current assets:
  Cash and cash equivalents                                           $    594,358      $  1,937,334
  Accounts receivable - net                                              6,765,886         8,405,404
  Inventories                                                           10,406,557        11,012,010
  Prepaid expense and other current assets                               1,147,789         1,107,043
                                                                      ------------      ------------
       Total current assets                                             18,914,590        22,461,791

 Property and equipment, net                                             6,195,037         6,188,388
 Goodwill                                                                6,718,492         6,718,492
 Trademarks, net                                                        24,260,853        24,489,021
 Restricted cash                                                         1,017,625         1,015,097
 Other assets                                                            3,357,956         3,383,924
                                                                      ------------      ------------
                                                                      $ 60,464,553      $ 64,256,713
                                                                      ============      ============

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable                           $  3,000,000      $  3,000,000
  participating preferred stock
  Due to factor                                                          4,131,718         6,898,081
  Accounts payable                                                       4,336,931         5,175,558
  Current maturities of long term debt                                     311,874           335,475
  Accrued expenses and other liabilities                                   556,279         1,018,944
  Preferred dividend payable                                               150,112              --
                                                                      ------------      ------------
       Total current liabilities                                        12,486,914        16,428,058

  License deposits payable                                                 599,193           568,833
  Series A redeemable participating preferred stock                     27,000,000        27,000,000
  Note payable                                                           2,000,000         2,000,000
  Other liabilities                                                      1,152,556         1,165,738
  Long term debt, net of current maturities                              2,810,278         2,866,111
                                                                      ------------      ------------
Total liabilities                                                       46,048,941        50,028,740
                                                                      ------------      ------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,028,904 and  3,008,236 outstanding                          6,406             6,406
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                         1,000             1,000
Paid-in capital                                                         11,697,178        11,697,178
Retained earnings                                                        3,438,037         3,250,340
Accumulated other comprehensive income                                         210               268
                                                                      ------------      ------------
                                                                        15,142,831        14,955,192
  Less treasury stock                                                     (727,219)         (727,219)
                                                                                        ------------
                                                                      ------------      ------------
       Total stockholders' equity                                       14,415,612        14,227,973
                                                                      ------------      ------------
                                                                      $ 60,464,553      $ 64,256,713
                                                                      ============      ============